UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2015

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Manhattanville Road, Suite 301 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     OTHER EVENTS.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 – Other Events of Form 8-K.

On July 29, 2015, MBIA Inc. (the “Company”) announced that the Company’s Board of Directors has authorized the repurchase by the Company or its subsidiaries of up to $100 million of its outstanding shares under a new share repurchase authorization, which supersedes and terminates the prior authorization.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 8.01 as if fully set forth herein.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

99.1       Press Release issued by MBIA Inc., dated July 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

		By:	/s/ Ram D. Wertheim
Ram D. Wertheim
Chief Legal Officer

Date:	July 29, 2015

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated July 29, 2015

99.1	Press Release issued by MBIA Inc., dated July 29, 2015.